Item 1. Report to Shareholders

DECEMBER 31, 2004

HEALTH SCIENCES FUND

Annual Report

T. ROWE PRICE

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund
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account at troweprice. com for more information.

T. ROWE PRICE HEALTH SCIENCES FUND
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Fellow Shareholders

Stocks rose moderately in 2004, extending the previous year's brisk gains. After beginning the year on a strong note, equities struggled to make headway as economic growth moderated amid rising short-term interest rates, surging energy costs, and a heated presidential campaign. Stock prices rose as oil prices backed away from their late-October peak, and gains accelerated following President Bush's reelection. By year-end, several major indices such as the S&P 500 and the Dow Jones Industrials were at or near their highest levels of the year.

Your fund produced solid returns of 4.24% and 15.84% in the 6- and 12-month periods ended December 31, 2004, respectively. As shown in the Performance Comparison table, the fund outperformed its Lipper benchmark and the S&P 500 index for the year, despite posting lower returns than the benchmark and index in the last six months. Furthermore, compared with the universe of health care funds, the Health Sciences Fund delivered strong performance. In fact, Lipper ranked the fund in the top 8% of the Lipper health/biotechnology funds universe for the one-year period ended December 31, 2004. Lipper also placed the fund in the top 26% of its category for the three-year, five-year, and since-inception (12/29/95) periods ended December 31, 2004.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Period Ended 12/31/04                             6 Months             12 Months
--------------------------------------------------------------------------------

Health Sciences Fund                                 4.24%                15.84%

S&P 500 Stock Index                                  7.19                 10.88

Lipper Health/Biotechnology Funds Index              4.62                 11.74

(Based on total return, Lipper ranked the Health Sciences Fund 14 out of 195, 28 out of 159, 18 out of 70, and 3 out of 21 funds for the one-year, three-year, five-year, and since-inception periods ended December 31, 2004, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

For the year, companies in the services, life sciences, and products and medical devices industries delivered the best returns. Results for biotechnology stocks slightly lagged the benchmark, and pharmaceutical stocks, which account for the largest portion by market capitalization of the health care sector, were down slightly. The pharmaceutical industry was pressured on several fronts, as election-year issues, possible increased regulatory burdens, patent expirations, and the threat of generic competition weighed on pharmaceutical stocks.

For much of the year, investor anxiety about the outcome of November's presidential election created a headwind for pharmaceutical shares. The consensus view was that a Kerry presidency would implement policies that favored a more active government role in the pricing of pharmaceutical products, further intensifying cost pressures confronting the industry.

Although President Bush's reelection helped ease fears regarding increased government regulation of the pharmaceutical industry, concerns about drug safety flared up among pharmaceutical investors. One of the year's biggest news items came at September's end when Merck voluntarily removed the COX-2 inhibitor Vioxx, its multibillion dollar arthritis and pain drug, from the market. A study showed that long-term Vioxx use increased the risk of heart attack. Later, potential safety issues with Pfizer's COX-2 inhibitors--Bextra and Celebrex--as well as Bayer's Aleve surfaced. Hearings related to Merck's handling of the Vioxx situation raised possible safety concerns about several other prescription medications.

In the wake of the Vioxx removal, the FDA will likely become increasingly wary of any potential drug-related safety risk that arises during the drug approval process. However, there always is a benefit and a risk associated with all drugs. The key question is whether a drug's benefit is great enough to offset the risks. It is possible that public scrutiny surrounding the Vioxx withdrawal will cause the FDA to become more risk averse, resulting in longer time lines for drug development and fewer new drug approvals.

It is important to understand, however, that the removal of medicines from the market is a relatively infrequent occurrence. Unfortunately, the drug approval process does not eliminate, nor even bring to light, all risks associated with the use of pharmaceutical products. While pre-approval testing is extensive and designed to demonstrate the efficacy and safety of a drug, significant, but rare, side effects may not be observed until there is much more experience with the drug than clinical testing can provide. Once a medication is on the market, many more people will use it, and more information about side effects becomes known.

Additionally, investors are closely watching three specific pharmaceutical industry patent challenges--Zyprexa (Eli Lilly), Plavix (Bristol-Myers Squibb), and Lipitor (Pfizer)--that should be resolved over the next 18 months. We believe that the stock market will react negatively to a pharmaceutical company loss on any one of these patents.

Our relative pharmaceutical underweight is not the result of all the negative publicity surrounding the industry over the last few months; it has been in place for a considerable period. However, because the industry's troubles are well known and seem to be reflected in valuations that are lower than historical figures, we expect the group's underperformance could be less dramatic in 2005 than in 2004. As a result, there may be opportunities to increase our exposure to the group over the next 12 to 18 months. We are closely monitoring pharmaceutical industry developments and will act accordingly.

PORTFOLIO REVIEW

Biotechnology and Pharmaceuticals
We believe that the therapeutic business model (the discovery, development, manufacture, and commercialization of medicines or therapeutic devices) is the primary driver of long-term value in the health care sector. In our opinion, therapeutic-based companies hold the greatest long-term potential. In addition, the presence of this therapeutic-based business model in a smaller company can lead to significantly greater leverage from new product introductions. In fact, one important new medicine can transform these companies and the value of their stocks.

In many instances, Wall Street refers to these smaller, therapeutic-based companies as biotechs; however, because the major distinction between biotechs and large-cap pharmaceuticals is often size, we believe the label lacks a meaningful distinction. As a result, we refer to smaller biotechs as emerging pharmaceuticals. We own a number of these companies to make a leveraged bet on the pharmaceutical business model.

Our fourth-largest holding, Amgen, is an example of a company that has progressed from an emerging pharmaceutical to the equivalent of a large-cap pharmaceutical. One of our best contributors for the past six months, Amgen fell in the first half due to concerns about changes in the Medicare reimbursement policies for its anemia-fighting drugs

Epogen and Aranesp. However, the stock rallied as investors became more comfortable with the company's ability to manage through these issues. Amgen launched several new drugs in 2004 and initiated clinical studies for a potential new medicine that could become a breakthrough treatment for osteoporosis. (Please refer to the portfolio of investments for a complete list of the fund's holdings and the amount each represents of the portfolio.)

Several biotech firms are good examples of the type of therapeutic companies we favor and help explain why approximately 46% of our assets are invested in this category. We hold significant stakes in established firms such as Biogen Idec (drugs for oncology, neurology, dermatology, and rheumatology) and Gilead (drugs for infectious diseases), both of which are early in what we believe will be a strong cycle of earnings growth. Biogen, one of the year's top contributors, is currently launching Tysabri, a potential best-in-class multiple sclerosis drug developed in collaboration with Elan. Gilead's growth has been driven by its successful stable of anti-HIV drugs, which includes Viread, Emtriva, and recently launched Truvada, a single pill combining Viread and Emtriva.

Emerging biotech holdings Elan, Sepracor (drugs for respiratory and central nervous system disorders), and Eyetech (drugs for eye diseases) were top contributors over the last six and 12 months. Elan discovered multiple sclerosis drug Tysabri. The Food and Drug Administration approved the drug in an unprecedented manner because of significantly compelling clinical data. We believe it is a dimensionally different new medicine that will become a blockbuster commercial product. Sepracor received final approval for Lunesta, the first new sleep aid approved in over five years. Sepracor plans to launch the drug, which can be used to treat sleep induction and maintenance, in the first quarter of this year. Eyetech, in collaboration with its partner Pfizer, received FDA approval of its age-related macular degeneration drug, Macugen. After being our best first-half performer, ImClone Systems (therapeutic products for the treatment of cancer) was our biggest second-half laggard. Sales of its colorectal cancer drug, Erbitux, missed expectations after getting off to a strong start. The company also announced a filing delay for Erbitux's second indication in head and neck cancer.

We own several emerging pharmaceutical companies to reduce overall portfolio risk. We expect that the fund will continue its bias toward owning small- and medium-sized companies. In fact, the average market cap of our holdings is $22.4 billion versus $36.4 billion for the peer group.

We have been very selective in our large-cap pharmaceutical investments, and our exposure to the largest industry segment within the health care universe remains lower than our peer group. As a result, if these companies perform particularly well in 2005, and your fund does not make corresponding changes, it could hinder our ability to outperform our peers.

INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

                                 Percent of Net Assets
Periods Ended                     6/30/04      12/31/04
--------------------------------------------------------------------------------
Biotechnology                       40.8%         46.7%

Pharmaceuticals                     18.9          19.5

Services                            20.5          19.4

Products and Devices                13.7          10.7

Life Sciences                        5.3           4.0

Options                             -1.7          -2.0

Other and Reserves                   2.5           1.7
--------------------------------------------------------------------------------
Total                              100.0%        100.0%

Historical weightings reflect current industry/sector classifications.

Currently, large-cap pharmaceutical companies trade at low valuations, reflective of the problems these companies are facing. Our holdings in the industry are focused on firms that we believe are most attractively valued and have the most secure earnings outlook. Wyeth remains a top 10 holding. We reduced our exposure to Pfizer, which was our second largest detractor over the last six months.

Services and Devices

In addition to the biotech industry, we are also optimistic about selected managed health care services companies such as Wellpoint and UnitedHealth Group, which were key contributors to our performance over the 6- and 12-month periods. While the market believes rising health care costs will squeeze margins, we think that as long as the increase in medical costs remains in line with historical norms, these companies will be able to keep profit margins at current levels. Under that premise, we believe the growth rate of these companies relative to their valuation remains attractive. We think UnitedHealth is a best-in-class company. As medical costs moderate, its margins should improve. Its network is also much stronger after recent acquisitions in the New England and mid-Atlantic regions. After a year of negotiations, Anthem completed its $16.5 billion acquisition of Wellpoint. The new company is using the Wellpoint name. We believe that the merger gives Wellpoint an opportunity to rival UnitedHealth for best in class in the managed care industry.

While medical device companies do not make pills or injectable medicines, they do produce innovative solutions for important medical problems, thereby allowing us to diversify the portfolio's holdings beyond the biotech and pharmaceutical industries. Wound-management care company Kinetic Concepts went public earlier this year and added significant value to fund returns. In our opinion, KCI has the ability to generate rapid earnings growth through its new approach to treating wounds. On the other hand, Boston Scientific was a significant detractor, falling on concerns related to its Taxus stent.

OUTLOOK

We continue to seek the strongest companies in each of the four main areas of health care--the pharmaceutical, biotechnology, services, and medical devices industries. Each industry offers attractive growth opportunities for well-managed companies, and we feel the portfolio is appropriately positioned to capture that growth. Additionally, we remain attracted to therapeutic companies leveraged to novel products for unmet medical needs. While large-cap companies (both pharmaceuticals and biotechs) may face significant challenges, many smaller biotechnology firms can be transformed if they are able to gain approval for a product that wins significant market share. Positive news flow often drives the shares of such companies, and it has been estimated that over 50% of 2005 product launches will be from biotechs, providing plenty of opportunity for good news.

So long as society continues to desire new medicines and therapies to soften the impact of disease, we believe health care remains an area of tremendous growth for the long term.

We appreciate your continued confidence and support.

Respectfully submitted,

Kris H. Jenner
President of the fund and chairman of its Investment Advisory Committee

January 19, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

RISK OF GROWTH INVESTING

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

RISK OF HEALTH SCIENCES FUND INVESTING

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in the health sciences field are subject to special risks such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

GLOSSARY

Lipper index: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the index proportionate to its market value.

T. ROWE PRICE HEALTH SCIENCES FUND
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PORTFOLIO HIGHLIGHTS
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TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------
UnitedHealth Group                                                          6.6%

WellPoint                                                                   5.8

Gilead Sciences                                                             5.5

Amgen                                                                       3.6

Cephalon                                                                    3.2
--------------------------------------------------------------------------------
ImClone Systems                                                             3.0

Elan                                                                        2.8

Biogen Idec                                                                 2.6

Wyeth                                                                       2.2

Medicines Company                                                           2.1
--------------------------------------------------------------------------------
Sepracor                                                                    2.0

Neurocrine Biosciences                                                      1.7

MGI Pharma                                                                  1.6

OSI Pharmaceuticals                                                         1.6

Eyetech Pharmaceuticals                                                     1.5
--------------------------------------------------------------------------------
Genentech                                                                   1.5

Kinetic Concepts                                                            1.3

Invitrogen                                                                  1.3

Alkermes                                                                    1.2

Guidant                                                                     1.2
--------------------------------------------------------------------------------
Pfizer                                                                      1.2

Johnson & Johnson                                                           1.1

Eli Lilly                                                                   1.0

Symyx Technologies                                                          1.0

Forest Laboratories                                                         1.0
--------------------------------------------------------------------------------
Total                                                                      57.6%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

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T. ROWE PRICE HEALTH SCIENCES FUND
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PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/04

Best Contributors                       Worst Contributors
--------------------------------------------------------------------------------

UnitedHealth Group           44(cents)  ImClone Systems               -44(cents)
WellPoint                    26         Pfizer                        -12
Elan                         13         Omnicare                      -12
Kinetic Concepts             12         Forest Laboratories            -7
Amgen                        11         ONYX Pharmaceuticals           -7
Eyetech Pharmaceuticals       9         Eli Lilly                      -5
Wyeth                         8         Boston Scientific              -5
Guidant                       8         Teva Pharmaceuticals           -5
Gilead Sciences               7         Smith & Nephew **              -3
Sepracor                      6         IVAX                           -3
-------------------------------------   ----------------------------------------
Total                       144(cents)  Total                        -103(cents)


12 Months Ended 12/31/04

Best Contributors                       Worst Contributors
--------------------------------------------------------------------------------

UnitedHealth Group           53(cents)  Pfizer                        -14(cents)
WellPoint                    48         NPS Pharmaceuticals            -9
Biogen Idec                  23         Wilson Greatbatch Technologies -9
Gilead Sciences              21         Omnicare                       -9
Elan *                       21         Forest Laboratories            -8
Kinetic Concepts *           16         Watson Pharmaceuticals **      -6
Sepracor *                   11         Trimeris                       -5
Eyetech Pharmaceuticals *    10         Eli Lilly                      -4
Aspect Medical Systems       10         STAAR                          -4
ImClone Systems               9         XOMA                           -3
-------------------------------------   ----------------------------------------
Total                       222(cents)  Total                         -71(cents)


 * Position added
** Position eliminated

T. ROWE PRICE HEALTH SCIENCES FUND
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GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
As of 12/31/04

Health Sciences Fund                                            $  32,940

S&P 500 Stock Index                                             $  22,720

                           S&P 500 Stock Index              Health Sciences Fund

12/29/1995                      $10,000                           $10,000

12/96                            12,296                            12,675

12/97                            16,399                            15,136

12/98                            21,085                            18,522

12/99                            25,522                            19,999

12/00                            23,198                            30,437

12/01                            20,441                            28,621

12/02                            15,923                            20,682

12/03                            20,491                            28,436

12/04                            22,720                            32,940

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T. ROWE PRICE HEALTH SCIENCES FUND
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AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                                           Since
                                                                       Inception
Periods Ended 12/31/04                      1 Year        5 Years       12/29/95
--------------------------------------------------------------------------------

Health Sciences Fund                        15.84%         10.50%         14.15%

S&P 500 Stock Index                         10.88          -2.30           9.54

Lipper Health/Biotechnology
Funds Index                                 11.74           6.72          11.30

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice. com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE HEALTH SCIENCES FUND
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FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE HEALTH SCIENCES FUND
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                              Beginning            Ending          Expenses Paid
                          Account Value     Account Value         During Period*
                                 7/1/04          12/31/04     7/1/04 to 12/31/04
--------------------------------------------------------------------------------
Actual                           $1,000         $1,042.40                  $4.83

Hypothetical (assumes 5%
return before expenses)           1,000          1,020.41                   4.77

*Expenses are equal to the fund's annualized expense ratio for the six-month period (0.94%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                    Year
                                   Ended
                                12/31/04  12/31/03  12/31/02 12/31/01  12/31/00
NET ASSET VALUE

Beginning of period            $   19.95  $  14.51  $ 20.08   $ 21.70   $ 15.93

Investment activities

  Net investment income (loss)     (0.12)    (0.11)   (0.11)    (0.11)    (0.03)

  Net realized and
  unrealized gain (loss)            3.28      5.55    (5.46)    (1.20)     8.28

  Total from
  investment activities             3.16      5.44    (5.57)    (1.31)     8.25

Distributions

  Net realized gain                    -         -        -    (0.31)    (2.48)

NET ASSET VALUE

End of period                  $   23.11  $  19.95  $ 14.51   $ 20.08   $ 21.70
                               -------------------------------------------------

Ratios/Supplemental Data

Total return^                     15.84%     37.49% (27.74)%   (5.97)%    52.19%

Ratio of total expenses to
average net assets                 0.93%      1.00%    1.04%     1.02%     0.98%

Ratio of net investment
income (loss) to average
net assets                       (0.58)%    (0.64)%  (0.64)%   (0.60)%   (0.22)%

Portfolio turnover rate            44.1%      44.8%    62.7%     74.6%    110.6%

Net assets, end of period
(in thousands)                $1,329,391 $1,027,367 $677,956  $960,787  $971,867

^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004


PORTFOLIO OF INVESTMENTS (1)                        Shares/$ Par           Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS AND WARRANTS   99.8%


BIOTECHNOLOGY   46.2%

Other Biotechnology   8.4%

Alexion Pharmaceutical *                                 325,000           8,190

Amylin Pharmaceuticals *^                                250,000           5,840

BioCryst Pharmaceuticals *                               534,600           3,090

Cubist Pharmaceuticals *                                 975,000          11,534

Cytogen *                                                250,000           2,880

Cytokinetics *                                            50,000             513

deCode Genetics *                                        525,000           4,100

Discovery Laboratories *                                 200,000           1,586

Diversa *                                                100,000             874

Dyax *                                                   100,000             722

Dynavax Technologies *                                    50,000             400

Encysive Pharmaceuticals *                               660,000           6,554

Exelixis *                                               750,000           7,125

Idenix Pharmaceuticals *                                 345,000           5,917

Incyte Genomics *                                        275,000           2,747

Insmed, Warrants, 5/31/05 *!!+                           250,048               0

Inspire Pharmaceuticals *                                225,000           3,773

Keryx Biopharmaceuticals *                               250,000           2,892

Ligand Pharmaceuticals, Class B *                        125,000           1,455

Myogen *                                                 200,000           1,614

Myogen, Warrants, 9/29/09 *!!+                            20,000               5

Myriad Genetics *                                        350,000           7,878

Nektar Therapeutics *^                                   265,000           5,364

NeoRx *                                                  175,000             366

NeoRx, Warrants, 12/31/08 *!!+                            18,000               0

ONYX Pharmaceuticals *^                                  175,000           5,668

Pharmion *                                                50,000           2,111

Rigel Pharmaceuticals *                                  200,000           4,884

Theravance *                                              35,900             643

Theravance (IPO restricted shares) *!!+                   45,000             725

Theravance (restricted shares), Series D1 *!!+           170,615           2,749

Vicuron Pharmaceuticals *                                150,000           2,611

Vion Pharmaceuticals *                                 1,000,000           4,690

ViroLogic *                                              125,000             349

ViroPharma *                                             200,000             650

XOMA *                                                   450,000           1,166

                                                                         111,665

Major- Biotechnology   37.8%

Abgenix *                                                750,000           7,755

Alkermes *^                                            1,175,000          16,556

Amgen *^                                                 750,000          48,112

Array BioPharma *                                        100,000             952

Atherogenics *^                                          300,200           7,073

Biogen Idec *^                                           525,000          34,970

Celgene *                                                200,000           5,306

Cephalon *                                               825,000          41,976

Chiron *                                                  24,700             823

CV Therapeutics *                                        335,000           7,705

Eyetech Pharmaceuticals *^                               450,500          20,498

Genentech *^                                             375,000          20,415

Gilead Sciences *^                                     2,096,131          73,344

Human Genome Sciences *                                  500,000           6,010

ICOS *                                                    25,000             707

ImClone Systems *^                                       855,000          39,398

Kosan Biosciences *                                      100,000             693

Martek Biosciences *^                                    145,000           7,424

Medicines Company *^                                     975,000          28,080

MedImmune *^                                             450,000          12,200

Millennium Pharmaceuticals *                             250,000           3,030

Nabi *^                                                  200,000           2,930

Neurocrine Biosciences *^                                461,400          22,747

NPS Pharmaceuticals *                                    550,000          10,054

OSI Pharmaceuticals *^                                   280,000          20,958

Protein Design Labs *^                                   530,000          10,950

Seattle Genetics *                                       400,000           2,612

Seattle Genetics, Warrants, 12/31/11 *!!+                 50,000               0

Sepracor *^                                              447,000          26,538

Transkaryotic Therapies *                                175,000           4,443

Trimeris *                                               725,000          10,273

United Therapeutics *^                                    50,000           2,258

Vertex Pharmaceuticals *                                 525,000           5,549

                                                                         502,339

Total Biotechnology                                                      614,004


LIFE SCIENCES   4.0%


Life Sciences   4.0%

Fisher Scientific *                                       25,000           1,560

Gen-Probe *^                                             245,000          11,076

Immucor *                                                120,000           2,821

Invitrogen *                                             250,000          16,782

OraSure Technologies *                                   250,000           1,680

Serologicals *                                           175,000           3,871

Symyx Technologies *                                     450,000          13,536

Waters Corporation *                                      50,000           2,340

Total Life Sciences                                                       53,666


PHARMACEUTICALS   19.5%

International Pharmaceuticals   1.1%

Schering (EUR)                                            27,000           2,011

Schwarz Pharma AG (EUR)                                  120,000           5,409

Solvay (EUR)                                              35,000           3,838

UCB (EUR)                                                 75,000           3,797

                                                                          15,055

Major- Pharmaceutical   18.4%

Able Laboratories *                                      350,000           7,962

Alcon ^                                                   80,000           6,448

Allergan ^                                                70,000           5,675

Andrx *                                                  496,200          10,832

Biocon, 144A (INR)                                        82,800             973

Elan ADR *^                                            1,350,000          36,787

Eli Lilly ^                                              240,000          13,620

Forest Laboratories *^                                   288,500          12,942

GlaxoSmithKline (GBP)                                     59,000           1,381

Indevus Pharmaceuticals *                                325,000           1,937

IVAX *^                                                  525,000           8,305

Johnson & Johnson                                        225,000          14,269

King Pharmaceuticals *                                    31,600             392

Medicis Pharmaceutical, Class A                           25,000             878

MGI Pharma *^                                            750,000          21,007

Novartis ADR                                              50,000           2,527

Noven Pharmaceuticals *                                  125,000           2,133

Novo Nordisk, Series B (DKK)                              25,000           1,360

Penwest Pharmaceuticals *                                110,000           1,316

Pfizer ^                                                 575,000          15,462

Salix Pharmaceuticals *                                   25,000             440

Sanofi-Aventis (EUR)                                     100,000           7,960

Schering-Plough                                          350,000           7,308

Shire Pharmaceuticals ADR                                100,000           3,195

Taro Pharmaceuticals *                                    72,100           2,454

Teva Pharmaceutical ADR                                  175,000           5,226

Valeant Pharmaceuticals                                  375,000           9,881

Wyeth ^                                                  700,000          29,813

Yamanouchi Pharmaceutical (JPY)                          300,000          11,652

                                                                         244,135

Total Pharmaceuticals                                                    259,190


PRODUCTS & DEVICES   10.7%

Implants   9.2%

Angiotech Pharmaceuticals *                              225,000           4,151

Aspect Medical Systems *                                 425,000          10,395

Baxter International                                      50,000           1,727

Biomet                                                   100,000           4,339

BioSphere Medical *                                      550,000           2,140

Boston Scientific *                                       50,000           1,778

C R Bard                                                  50,000           3,199

Conor Medsystems *                                        75,000           1,039

CryoLife *                                               475,000           3,358

Edwards Lifesciences *^                                  100,000           4,126

Endologix *!                                             375,000           2,561

EPIX Pharmaceuticals *                                   120,000           2,149

Fischer Imaging *!                                       590,000           2,301

Guidant ^                                                225,000          16,222

Integra LifeSciences *                                    50,000           1,847

Kinetic Concepts *                                       225,000          17,167

Medtronic ^                                              150,000           7,451

Regeneration Technologies *                              450,000           4,716

St. Jude Medical *                                       200,000           8,386

STAAR *                                                  200,000           1,248

Stryker                                                  210,000          10,133

Symmetry Medical *                                        80,000           1,684

Wilson Greatbatch Technologies *                         150,000           3,363

Zimmer Holdings *^                                        90,000           7,211

                                                                         122,691

Other Products & Devices   1.5%

Bausch & Lomb                                             40,000           2,578

Cooper Companies ^                                        40,000           2,824

Dade Behring Holdings *                                  175,000           9,800

ResMed *                                                  10,000             511

Select Comfort *                                         100,000           1,794

Varian Medical Systems *                                  35,000           1,513

                                                                          19,020

Total Products & Devices                                                 141,711


SERVICES   19.4%

Distribution   3.0%

AmerisourceBergen ^                                      160,000           9,389

Cardinal Health ^                                        125,000           7,269

Caremark RX *                                             25,000             986

Henry Schein *                                            10,000             696

NeighborCare *                                           200,000           6,144

Omnicare ^                                               270,600           9,368

Patterson Companies *                                    125,000           5,424

                                                                          39,276

Other Services   0.6%

HealthSouth *                                            250,000           1,570

INAMED *                                                  20,000           1,265

LabOne *                                                 150,000           4,806

United Surgical Partners International *                  20,000             834

                                                                           8,475

Payors   12.8%

Coventry Health Care *                                    75,000           3,981

UnitedHealth Group ^                                   1,000,000          88,030

WellPoint *^                                             675,000          77,625

                                                                         169,636

Providers   3.0%

Community Health System *                                400,000          11,152

HCA ^                                                    125,000           4,995

Manor Care                                               200,000           7,086

Sunrise Senior Living *                                  250,000          11,590

Symbion *                                                 75,000           1,656

Triad Hospitals *                                        100,000           3,721

                                                                          40,200

Total Services                                                           257,587

Total Common Stocks and Warrants (Cost  $1,025,225)                    1,326,158


PREFERRED STOCKS   0.3%

Alexza Molecular Delivery, Series D *!!+               1,555,210           1,800

Fibrogen, Series F *!!+                                  659,341           2,700


Total Preferred Stocks (Cost  $5,000)                                      4,500


CONVERTIBLE PREFERRED STOCKS   0.2%

Control Delivery Systems, Series A *!!+                   37,216             500

Corus Pharma *!!+                                      1,724,138           1,944

NeoRx, Series B *!!+                                          45             188

Total Convertible Preferred Stocks (Cost  $4,450)                          2,632

CORPORATE BONDS   0.7%

Morgan Stanley, 144A, 6.00%, 6/1/05                     250,000           9,138

Total Corporate Bonds (Cost  $10,727)                                     9,138

OPTIONS PURCHASED   0.0%

Sepracor, Call, 1/22/05 @ $50.00 *                       25,000             237

Total Options Purchased (Cost  $80)                                         237

OPTIONS WRITTEN   (2.0%)

Abbott Labs, Put, 1/21/06 @ $50.00 *                    (25,000)           (131)

Accredo Health, Put, 1/21/06 @ $30.00 *                 (21,800)           (110)

Alcon, Call, 2/19/05 @ $70.00 *                         (25,000)           (285)

Alkermes, Call, 5/21/05 @ $15.00 *                      (50,000)            (75)

Allergan, Call, 1/22/05 @ $80.00 *                      (50,000)           (111)

AmerisourceBergen

      Call

      2/19/05 @ $55.00 *                                (75,000)           (341)

      5/21/05 @ $60.00 *                                (75,000)           (229)

Amgen

      Call

      1/22/05 @ $60.00 *                               (300,000)         (1,305)

      4/16/05 @ $60.00 *                               (150,000)           (885)

      Put, 4/16/05 @ $60.00 *                           (50,000)            (66)

Amylin Pharmaceuticals

      Call

      1/22/05 @ $22.50 *                                (25,000)            (34)

      1/21/06 @ $25.00 *                               (100,000)           (410)

Andrx, Put, 1/22/05 @ $30.00 *                          (43,800)           (359)

Atherogenics

      Call

      1/22/05 @ $30.00 *                                (75,000)             (5)

      7/16/05 @ $30.00 *                                (75,000)           (141)

      Put, 1/22/05 @ $35.00 *                           (25,000)           (290)

Bausch & Lomb, Put, 1/21/06 @ $65.00 *                  (25,000)           (157)

Baxter International, Put, 1/21/06 @ $35.00 *           (50,000)           (155)

Biogen Idec

      Call

      1/22/05 @ $65.00 *                                (25,000)            (72)

      4/16/05 @ $65.00 *                                (50,000)           (285)

      4/16/05 @ $70.00 *                                (25,000)            (80)

      Put, 1/21/06 @ $60.00 *                           (25,000)           (124)

Boston Scientific, Put, 1/22/05 @ $45.00 *              (50,000)           (475)

Cardinal Health

      Call

      1/22/05 @ $50.00 *                                (40,000)           (332)

      3/19/05 @ $50.00 *                                (85,000)           (765)

Cephalon

      Put

      1/22/05 @ $50.00 *                                (20,000)            (19)

      1/22/05 @ $55.00 *                                (25,000)           (104)

Chiron, Put, 1/22/05 @ $50.00 *                          (5,300)            (88)

Community Health System

      Put

      3/19/05 @ $30.00 *                                (30,000)            (77)

      6/18/05 @ $30.00 *                                (25,000)            (73)

Cooper Companies, Call, 5/21/05 @ $75.00 *              (25,000)            (78)

Coventry Health Care, Put, 1/21/06 @ $50.00 *           (50,000)           (232)

CV Therapeutics

      Put

      1/21/06 @ $15.00 *                                (50,000)           (134)

      1/21/06 @ $20.00 *                                (50,000)           (247)

Dade Behring Holdings, Put, 2/19/05 @ 60.00 *           (53,300)           (261)

Edwards Lifesciences, Call, 5/21/05 @ $45.00 *          (20,000)            (29)

Elan

      Call

      1/22/05 @ $30.00 *                               (100,000)            (43)

      4/16/05 @ $30.00 *                               (100,000)           (210)

      4/16/05 @ $35.00 *                               (100,000)            (92)

      Put

      4/16/05 @ $25.00 *                                (50,000)           (100)

      1/21/06 @ $25.00 *                                (70,000)           (273)

      1/21/06 @ $30.00 *                                (85,000)           (561)

Eli Lilly

      Call

      1/22/05 @ $60.00 *                                (75,000)            (24)

      4/16/05 @ $60.00 *                               (115,000)           (210)

      7/16/05 @ $60.00 *                                (25,000)            (71)

Eyetech Pharmaceuticals

      Call, 3/19/05 @ $50.00 *                          (75,000)           (116)

      Put

      3/19/05 @ $40.00 *                                (55,000)            (73)

      3/19/05 @ $50.00 *                                (25,000)           (148)

      6/18/05 @ $40.00 *                                (25,000)            (70)

      6/18/05 @ $45.00 *                                (40,000)           (190)

Forest Laboratories

      Call

      5/21/05 @ $40.00 *                                (50,000)           (382)

      5/21/05 @ $50.00 *                               (150,000)           (424)

      Put, 1/22/05 @ $55.00 *                            (9,000)            (92)

Gen-Probe

      Call, 2/19/05 @ $45.00 *                          (25,000)            (72)

      Put

      2/19/05 @ $45.00 *                                (15,000)            (40)

      5/21/05 @ $45.00 *                                (25,000)           (111)

Genentech

      Call

      1/22/05 @ $52.50 *                               (150,000)           (457)

      3/19/05 @ $55.00 *                                (25,000)            (85)

      6/18/05 @ $60.00 *                               (100,000)           (340)

      Put, 1/22/05 @ $55.00 *                           (25,000)            (54)

Gilead Sciences

      Call

      1/22/05 @ $35.00 *                               (100,000)           (105)

      1/22/05 @ $37.50 *                                (39,000)             (9)

Guidant

      Call, 7/16/05 @ $75.00 *                          (25,000)            (24)

      Put, 7/16/05 @ $75.00 *                           (25,000)            (86)

HCA, Call, 1/22/05 @ $40.00 *                           (75,000)            (62)

Henry Schein, Put, 1/21/06 @ $60.00 *                   (10,000)            (30)

ImClone Systems

      Call

      2/19/05 @ $45.00 *                                (75,000)           (307)

      2/19/05 @ $50.00 *                               (100,000)           (200)

      5/21/05 @ $50.00 *                               (150,000)           (622)

      5/21/05 @ $55.00 *                               (100,000)           (258)

      5/21/05 @ $60.00 *                               (125,000)           (197)

Invitrogen

      Put

      5/21/05 @ $55.00 *                                (25,000)            (32)

      1/21/06 @ $70.00 *                                (35,000)           (306)

IVAX, Call, 6/18/05 @ $17.50 *                          (75,000)           (103)

King Pharmaceuticals, Put, 1/22/05 @ $25.00 *           (13,400)           (170)

Martek Biosciences

      Call

      6/18/05 @ $50.00 *                                (50,000)           (342)

      6/18/05 @ $55.00 *                                (25,000)           (115)

Medicines Company

      Call, 4/16/05 @ $30.00 *                          (75,000)           (172)

      Put, 4/16/05 @ $30.00 *                           (25,000)            (85)

MedImmune, Call, 6/18/05 @ $32.50 *                    (100,000)            (70)

Medtronic

      Call, 5/21/05 @ $50.00 *                          (50,000)           (120)

      Put, 5/21/05 @ $55.00 *                           (35,000)           (201)

Merck, Put, 1/21/06 @ $30.00 *                          (40,000)            (90)

MGI Pharma, Call, 1/22/05 @ $30.00 *                    (75,000)            (34)

Nabi, Call, 3/19/05 @ $15.00 *                          (75,000)            (96)

Nektar Therapeutics, Call, 5/21/05 @ $25.00 *           (75,000)            (99)

Neurocrine Biosciences

      Call, 8/20/05 @ $60.00 *                         (100,000)           (248)

      Put, 8/20/05 @ $45.00 *                           (12,500)            (44)

Omnicare, Call, 3/19/05 @ $25.00 *                      (50,000)           (492)

ONYX Pharmaceuticals

      Call

      1/22/05 @ $35.00 *                                (25,000)            (13)

      2/19/05 @ $35.00 *                               (100,000)           (185)

OSI Pharmaceuticals

      Call

      4/16/05 @ $60.00 *                                (50,000)           (860)

      4/16/05 @ $65.00 *                                (75,000)         (1,009)

      7/16/05 @ $55.00 *                                (50,000)         (1,147)

Patterson Companies, Put, 7/16/05 @ $45.00 *            (25,000)            (94)

Pfizer

      Call

      3/18/05 @ $30.00 *                               (175,000)            (66)

      6/18/05 @ $30.00 *                               (100,000)            (72)

      1/21/06 @ $30.00 *                               (100,000)           (160)

      1/21/06 @ $32.50 *                                (50,000)            (49)

Pharmion, Put, 2/19/05 @ $80.00 *                       (25,000)           (189)

Protein Design Labs

      Call

      2/19/05 @ $22.50 *                                (75,000)            (41)

      5/21/05 @ $22.50 *                                (50,000)            (79)

Sepracor

      Call

      1/22/05 @ $55.00 *                                (40,600)           (201)

      1/22/05 @ $60.00 *                                (50,000)            (86)

      4/16/05 @ $65.00 *                               (100,000)           (273)

      Put

      4/16/05 @ $60.00 *                                (25,000)           (126)

      7/16/05 @ $60.00 *                                (75,000)           (491)

      1/21/06 @ $55.00 *                                (50,000)           (313)

Serologicals, Put, 4/16/05 @ $22.50 *                    (8,800)            (17)

St. Jude Medical, Put, 7/16/05 @ $40.00 *               (25,000)            (53)

Stryker

      Put

      1/22/05 @ $50.00 *                                (30,000)            (62)

      3/19/05 @ $50.00 *                                (30,000)            (91)

Sunrise Senior Living, Put, 7/16/05 @ $45.00 *          (30,000)            (76)

Triad Hospitals, Put, 1/21/06 @ $40.00 *                (25,000)           (133)

United Therapeutics, Call, 5/21/05 @ $50.00 *           (50,000)           (143)



UnitedHealth Group

      Call, 1/22/05 @ $70.00 *                          (25,000)           (455)

      Put, 1/22/05 @ $80.00 *                           (10,000)             (4)

WellPoint

      Call

      1/22/05 @ $90.00 *                                (25,000)           (631)

      3/19/05 @ $95.00 *                                (25,000)           (536)

      6/18/05 @ $90.00 *                                (25,000)           (688)

            Put

      6/18/05 @ $90.00 *                                (25,000)            (36)

      6/18/05 @ $105.00 *                               (25,000)           (108)

Wyeth

      Call

      4/16/05 @ $45.00 *                                (25,000)            (24)

      7/16/05 @ $45.00 *                                (75,000)           (122)

Zimmer Holdings, Call, 6/18/05 @ $95.00 *               (25,000)            (34)

Total Options Written (Cost  $(20,972))                                 (26,188)


SHORT-TERM INVESTMENTS   1.2%

Money Market Fund   1.2%

T. Rowe Price Reserve Investment Fund, 2.28% #!      15,453,076          15,453

Total Short-Term Investments (Cost  $15,453)                             15,453

Total Investments in Securities

100.2% of Net Assets (Cost $1,039,963)                               $1,331,930
                                                                     ----------


 (1) Denominated in U.S. dollars unless otherwise noted

   # Seven-day yield

   * Non-income producing

   ^ All or a portion of this security is pledged to cover written call options at December 31, 2004

   + Valued by the T. Rowe Price Valuation Committee, established by the fund's
     Board of Directors

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $10,111 and represents 0.8% of net assets

 ADR American Depository Receipts

 DKK Danish krone

 EUR Euro

 GBP British pound

 INR Indian rupee

  JPY Japanese yen

!Affiliated Companies
($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

                    Purchase     Sales     Investment             Value
Affiliate               Cost      Cost         Income    12/31/04       12/31/03
--------------------------------------------------------------------------------
Endologix             $1,911        $-             $-      $2,561             $-

Fischer Imaging            -         -              -       2,301          2,626

T. Rowe Price
Reserve Investment
Fund                       *         *            369      15,453         15,351

Totals                                           $369     $20,315        $17,977
                                                 -------------------------------

*Realized gain/(loss) and purchase and sale information not shown for cash management funds.

!!Restricted Securities
Amounts in (000s)

The fund may invest in securities that cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. The total restricted securities (excluding 144A issues) at period-end amounts to $10,611 and represents 0.8% of net assets.

                                                  Acquisition        Acquisition
Description                                              Date               Cost
------------------------------------------       ------------        -----------
Alexza Molecular Delivery, Series D                  12/23/04           $  2,000

Control Delivery Systems, Series A                     8/9/00              2,000

Corus Pharma                                          4/21/04              2,000

Fibrogen, Series F                                   12/30/04              3,000

Insmed, Warrants, 5/31/05                             5/31/00                 26

Myogen, Warrants, 9/29/09                             9/29/04                  3

NeoRx, Series B                                       12/5/03                450

NeoRx, Warrants, 12/31/08                             12/5/03                  0

Seattle Genetics, Warrants, 12/31/11                   7/8/03                  0

Theravance (IPO restricted shares)                    10/4/04                720

Theravance (restricted shares), Series D1             10/6/04              2,380

Totals                                                                  $ 12,579
                                                                        --------

The fund has registration rights for certain restricted securities held as of December 31, 2004. Any costs related to such registration are borne by the issuer.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $24,258)                           $        20,315

  Non-affiliated companies (cost $1,015,705)                          1,311,615

  Total investments in securities                                     1,331,930

Other assets                                                              2,433

Total assets                                                          1,334,363

Liabilities

Total liabilities                                                         4,972

NET ASSETS                                                      $     1,329,391
                                                                ---------------

Net Assets Consist of:

Undistributed net realized gain (loss)                          $          (499)

Net unrealized gain (loss)                                              291,968

Paid-in-capital applicable to 57,519,770 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                       1,037,922

NET ASSETS                                                      $     1,329,391
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         23.11
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Investment Income (Loss)

Income

  Dividend                                                      $         3,844

  Interest                                                                  367

  Total income                                                            4,211

Expenses

  Investment management                                                   8,045

  Shareholder servicing                                                   2,732

  Custody and accounting                                                    228

  Prospectus and shareholder reports                                        161

  Registration                                                               61

  Legal and audit                                                            30

  Directors                                                                   7

  Miscellaneous                                                              17

  Total expenses                                                         11,281

  Expenses paid indirectly                                                   (1)

  Net expenses                                                           11,280

Net investment income (loss)                                             (7,069)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                             58,592

  Written options                                                        28,104

  Foreign currency transactions                                             (81)

  Net realized gain (loss)                                               86,615

Change in net unrealized gain (loss)

  Securities                                                             97,834

  Written options                                                        (9,614)

  Change in net unrealized gain (loss)                                   88,220

Net realized and unrealized gain (loss)                                 174,835

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $       167,766
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                          Year
                                                          Ended
                                                       12/31/04         12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                     $    (7,069)     $    (5,438)

  Net realized gain (loss)                              86,615            3,119

  Change in net unrealized gain (loss)                  88,220          266,737

  Increase (decrease) in net assets
  from operations                                      167,766          264,418

Capital share transactions *

  Shares sold                                          381,311          238,878

  Shares redeemed                                     (247,053)        (153,885)

  Increase (decrease) in net assets
  from capital share transactions                      134,258           84,993

Net Assets

Increase (decrease) during period                      302,024          349,411

Beginning of period                                  1,027,367          677,956

End of period                                      $ 1,329,391      $ 1,027,367
                                                   ----------------------------

(Including undistributed net investment income of $0 at 12/31/04 and $0 at 12/31/03)

*Share information

    Shares sold                                         17,677           13,705

    Shares redeemed                                    (11,654)          (8,931)

    Increase (decrease) in shares outstanding            6,023            4,774

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Health Sciences Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 29, 1995. The fund seeks long-term capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $127,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Options
Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Portfolio of Investments at market value. Transactions in options written and related premiums received during the year ended December 31, 2004, were as follows:

--------------------------------------------------------------------------------
                                                   Number of
                                                   Contracts            Premiums

Outstanding at beginning of period                   55,000       $  16,641,000

Written                                             275,000          87,075,000

Exercised                                            (7,000)         (3,195,000)

Expired                                             (13,000)         (2,341,000)

Closed                                             (241,000)        (77,208,000)

Outstanding at end of period                         69,000       $  20,972,000
                                                   -----------------------------

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $694,944,000 and $530,970,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2004. At December 31, 2004, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                         $   367,029,000

Unrealized depreciation                                             (77,333,000)

Net unrealized appreciation (depreciation)                          289,696,000

Undistributed long-term capital gain                                  1,773,000

Paid-in capital                                                   1,037,922,000

Net assets                                                      $ 1,329,391,000
                                                                ---------------

Federal income tax regulations require the fund to defer recognition of capital losses realized on certain covered option transactions; accordingly, $2,272,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of December 31, 2004. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended December 31, 2004, the fund utilized $86,373,000 of capital loss carryforwards.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                           $       7,069,000

Undistributed net realized gain                                          82,000

Paid-in capital                                                      (7,151,000)

At December 31, 2004, the cost of investments for federal income tax purposes was $1,042,235,000.

NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $729,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price

Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent.
T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $104,000 for Price Associates, $1,550,000 for T. Rowe Price Services, Inc., and $185,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $248,000 of these expenses was payable.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2004, the fund was charged $40,000 for shareholder servicing costs related to the college savings plans, of which $30,000 was for services provided by Price. At December 31, 2004, approximately 0.8% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 102,153 shares of the fund, representing less than 1% of the fund's net assets.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Health Sciences Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Health Sciences Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Baltimore, Maryland

February 11, 2005

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.


Independent Directors

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1995

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific Rim
1995                          Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-2003); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(1946)                        real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

*Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
Portfolios Overseen]          and Directorships of Other Public Companies

John H. Laporte, CFA          Vice President, T. Rowe Price and T. Rowe Price
(1945)                        Group, Inc.; Vice President, T. Rowe Price Health
1995                          Sciences Fund
[15]

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1995                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, Health Sciences Fund

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Laurie M. Bertner (1977)                Vice President, T. Rowe Price and
Vice President, Health Sciences Fund    T. Rowe Price Group, Inc.

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, Health Sciences Fund    Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, Health Sciences Fund         Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, Health Sciences Fund    Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

John R. Gilner (1961)                   Chief Compliance Officer and Vice
Chief Compliance Officer,               President, T. Rowe Price; Vice
Health Sciences Fund                    President, T. Rowe Price Investment
                                        Services, Inc., and T. Rowe Price Group,
                                        Inc.

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and
Vice President, Health Sciences Fund    T. Rowe Price Trust Company

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, Health Sciences Fund    Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Kris H. Jenner, M.D., D. Phil. (1962)   Vice President, T. Rowe Price and
President, Health Sciences Fund         T. Rowe Price Group, Inc.

Susan J. Klein (1950)                   Vice President, T. Rowe Price
Vice President, Health Sciences Fund

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, Health Sciences Fund         and T. Rowe Price Investment Services,
                                        Inc.

Jay S. Markowitz, M.D. (1962)           Vice President, T. Rowe Price and
Vice President, Health Sciences Fund    T. Rowe Price Group, Inc.; formerly
                                        Transplant Surgeon and Assistant
                                        Professor of Surgery, Johns Hopkins
                                        University School of Medicine (to 2001)

Charles G. Pepin (1966)                 Vice President, T. Rowe Price and
Vice President, Health Sciences Fund    T. Rowe Price Group, Inc.

John Carl A. Sherman (1972)             Vice President, T. Rowe Price Group,
Vice President, Health Sciences Fund    Inc., and T. Rowe Price International,
                                        Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, Health Sciences Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $8,150                $9,653
     Audit-Related Fees                       1,152                   548
     Tax Fees                                 2,210                 2,507
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Health Sciences Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005